COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 6:	COMMITMENTS AND CONTINGENT LIABILITIES

a.
Lease commitments:

The Group leases office space through operating leases. The facilities of the Company in Israel were leased until February 2019. There are no lease commitments under non-cancelable operating leases as of December 31, 2020.

Commencing February 2019, the Company entered on a monthly basis into non-obligating lease contract in Israel with a monthly rental charge that ranged from $ 10 to $ 15. Due to the COVID 19 pandemic the Company terminated the Israeli lease contract and since the second half of 2020, the Company’s employees work remotely.

b.
Royalty commitments:

The Company is committed to pay royalties to Israel Innovation Authority ("IIA"), formerly known as the Office of the Chief Scientist, of the Ministry of Industry, Trade and Labor of the Government of Israel on proceeds from sales of products resulting from the research and development projects in which the IIA participated. In the event that development of a specific product in which the IIA participated is successful, the Company will be obligated to repay the grants through royalty payments at the rate of 3% to 5% based on the sales of the Company, up to 100%-150% of the grants received linked to the dollar. Grants received after January 1999 are subject to interest at a rate equal to the 12 months LIBOR rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of December 31, 2020, the Company had a contingent liability to pay royalties in the amount of approximately $ 8,150 plus interest for grants received after January 1999.

The Company has paid or accrued royalties in its cost of revenues relating to the repayment of such IIA grants in the amount of $ 40, $ 51 and $ 66 for the years ended December 31, 2020, 2019 and 2018, respectively.

c.	Claims and demands:

1.
Claims related to discontinued operations:

The Company is a party to various tax claims that arose in TABS Brazil a subsidiary which was discontinued in 2009. During 2019, the Company reassessed the likelihood of those tax claims and based on its legal advisors' opinion it concluded that they have become remote.

In August 2007, the Company’s Brazilian subsidiary, TABS Brazil, was ordered by the Labor Law Court in Brazil to pay approximately $32 to one of its former employees. This amount which bears a 1% interest rate per month from the date that the claim was filed, accumulating to $89 as of December 31, 2020, was recorded within discontinued operations.

2.
The Israeli Government, through the Fund for Encouragement of Marketing Activities, awarded C. Mer Industries Ltd. ("C. Mer"), the former parent of the Company grants for participation in foreign marketing expenses, partially related to the Company's marketing activities for the years 1996 - 1998. During 2019, a provision which was recorded in prior years with respect to this demand was reversed based on a legal opinion, the statute of limitation of this demand expired in 2019.

3.
During February 2020, a legal action was filed against the Company’s US subsidiary in the New York Supreme Court in the amount of $32. The plaintiff has alleged that the Company has not paid certain alleged outstanding bills. If the plaintiff insists on continuing the litigation, the Company will seek to dismiss the lawsuit base on the lack of service process. According to the Company’s legal advisors there is a good basis for such a motion to be granted.